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                                                                   EXHIBIT 4.2


[CERTIFICATE
   NUMBER                                                            [SHARES
  CSB0200]                                                           SPECIMEN]
                                    ZEBRA
                        [LOGO Zebra Technologies Corporation]
                       -------------------------------------

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE EITHER IN CHICAGO, IL OR IN NEW YORK, NY.
                           CLASS B COMMON STOCK


                                                       SEE REVERSE FOR CERTAIN
                                                 DEFINITIONS AND RESTRICTIONS

THIS CERTIFIES THAT



                             [SPECIMEN]

is the Owner of

        FULLY PAID AND NONASSESSABLE SHARES OF CLASS B COMMON STOCK,
                      PAR VALUE $.01 PER SHARE OF

                    ZEBRA TECHNOLOGIES CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto, copies which are on file at the principal office of the Corporation, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until contersigned and registered by the Transfer Agent and Registrar.

  WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Gerhard Cless       [CORPORATE SEAL DELAWARE]    /s/ Edward L. Kaplan
---------------------                                ------------------------
    SECRETARY                                              PRESIDENT

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:
HARRIS TRUST AND SAVINGS BANK
TRANSFER AGENT AND REGISTRAR,

BY

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                           ZEBRA TECHNOLOGIES CORPORATION

     Zebra Technologies Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such information may be obtained from the Secretary of the Corporation.

     THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION.

                              ------------------

                                ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common       UNIF GIFT MIN ACT -____Custodian _____
                                                        (Cust)       (Minor)
 TEN ENT - as tenants by the entireties
                                              under Uniform Gifts to Minors
 JT TEN  - as joint tenants with right of
           survivorship and not as tenants         Act __________________
           in common                                       (State)

   Additional abbreviations may also be used though not in the above list.


For value received, _________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ____________________
|                    |
|____________________|_________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________  Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________



__________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.